UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2015

STERICYCLE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices)

(847) 367-5910

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

As previously announced, on July 15, 2015 we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the equity holders of Shred-it International ULC, an Alberta unlimited liability corporation (“SII”), Shred-it JV LP, an Ontario limited partnership (“Shred-it JV”), Boost GP Corp., an Ontario corporation (“Boost GP”) and Boost Holdings LP, an Ontario limited partnership (together with SII, Shred-it JV and Boost GP, “Shred-it”), providing for the acquisition of Shred-it by us and certain of our subsidiaries (the “Acquisition”).

The combined financial statements of Shred-it Group (which includes Shred-it International Inc., Boost Holdings LP, Boost GP Corp, and Shred-it JV LP and its wholly owned subsidiaries including Shred-it International ULC) as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (collectively, the “Shred-it Annual Financial Statements”) are included herein as Exhibit 99.1. The Shred-it Annual Financial Statements have been audited by Ernst & Young LLP. The unaudited combined financial statements of Shred-it Group as of June 28, 2015 and December 31, 2014 and for the six month periods ended June 28, 2015 and June 29, 2014 are included herein as Exhibit 99.2. Unaudited pro forma condensed consolidated financial statements as of and for the six month period ended June 30, 2015 and for the twelve month period ended December 31, 2014 and the notes thereto with respect to the Acquisition are included herein as Exhibit 99.3.

Certain risk factors related to the business of Shred-it are included herein as Exhibit 99.4.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired. In accordance with Item 9.01(a), the audited consolidated financial statements of Shred-it as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012, and the notes thereto, and the unaudited consolidated financial statements of Shred-it as of June 28, 2015 and December 31, 2014 and for the six month periods ended June 28, 2015 and June 29, 2014 are included herein as Exhibits 99.1 and 99.2, respectively.

(b)	Pro forma financial information. Unaudited pro forma condensed consolidated financial statements as of and for the six month period ended June 30, 2015 and for the twelve month period ended December 31, 2014 and the notes thereto with respect to the Acquisition are included herein as Exhibit 99.3.

(c)	Not Applicable.

(d)	Exhibits: See Exhibit Index following the signature page of this Report, which is incorporated by reference herein.

SPECIAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This report contains statements concerning our future results and performance and other matters that are “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934.

These forward-looking statements involve risks and uncertainties, some of which are beyond our control (for example, general economic and market conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include:

•	changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste;

•	increases in transportation and other operating costs;

•	the level of governmental enforcement of regulations governing regulated waste collection and treatment;

•	our ability to execute our acquisition strategy and to integrate acquired businesses, including, without limitation, the integration of Shred-it;

•	competition and demand for services in the regulated waste industry;

•	political, economic and currency risks related to our foreign operations;

•	impairments of goodwill or other indefinite-lived intangibles;

•	exposure to environmental liabilities;

•	compliance with existing and future legal and regulatory requirements; and

•	other factors described in our filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K.

As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.

All statements, other than historical facts, including:

•	statements regarding the expected timing of the closing of the Acquisition;

•	the ability of the parties to complete the Acquisition considering the various closing conditions;

•	the expected benefits and synergies of the Acquisition;

•	the competitive ability and position of the Company; and

•	any assumptions underlying any of the foregoing,

are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. There can be no assurance that the Acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Acquisition will be realized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERICYCLE, INC.
By:	/s/ Daniel V. Ginnetti
	Name:	Daniel V. Ginnetti
	Title:	Executive Vice President and Chief Financial Officer

Date: September 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited consolidated financial statements of Shred-it as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 and the notes thereto.

99.2	Unaudited consolidated financial statements of Shred-it as of June 28, 2015 and December 31, 2014 and for the six month periods ended June 28, 2015 and June 29, 2014 and the notes thereto.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the six month period ended June 30, 2015 and for the twelve month period ended December 31, 2014 and the notes thereto.

99.4	Risk factors related to the business of Shred-it.

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